SunCoke Energy, Inc.

Q4 2013 Earnings

Conference Call

January 30, 2014

Forward-Looking Statements

This slide presentation should be reviewed in conjunction with the Fourth Quarter 2013 earnings releases of SunCoke Energy, Inc. (SunCoke) and the conference call held on January 30, 2013 at 11:30 a.m. ET.

Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke or the Partnership, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SunCoke and the Partnership do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SXC Q4 2013 Earnings Call

1

Q4 & FY 2013 Earnings Overview



Earnings Per Share (diluted)
$0.39
$0.16
$1.40
$0.36
4Q12
4Q13
FY12
FY13



Adjusted EBITDA(1)
($ in millions)
$69.7
$59.7
$265.7
$215.1
4Q12
4Q13
FY12
FY13

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

Delivered on 2013 Adj. EBITDA guidance, albeit at low end of revised range—due to Q4

- Q4 results impacted by
  - Indiana Harbor $7M weaker than expected on lower volumes and higher costs
  - Customer claim regarding coke quality at Jewell
  - Weakness in Coal Mining, including inventory mark-to-market

Q4 and FY 2013 EPS results reflect

- Lower EBITDA performance
- Income attributable to SXCP public holders

Maintained financial flexibility and ended year with solid liquidity position

- Exceeded operating cash flow target by $30M+

Reaffirm 2014 outlook, but expect Q1 to be challenged by impact of severe weather in January

SXC Q4 2013 Earnings Call
2

2013 Accomplishments

Continued operations excellence

Maintained top quartile coke and coal safety performance

Sustained solid Domestic Coke performance despite major refurbishment at Indiana Harbor

Meaningful improvement in Coal Mining productivity and cash production costs per ton

Positioned SXC & SXCP for future growth

Renewed Indiana Harbor contract and made substantial progress on refurbishment project

Received draft permit for potential new coke plant

SXCP completed two accretive coal logistics transactions

SXCP received favorable IRS ruling on ferrous activities

Built financial strength and flexibility

Achieved 2013 financial targets, except in coal segment

IPO of SXCP in January 2013 delivered results as planned

SXC Q4 2013 Earnings Call

3

Q4 & FY 2013 Financial Results

($ in millions, except volumes)	Q4'13	Q4'12	FY 2013	FY 2012	Q4 2013 vs. Q4 2012	FY 2013 vs. FY 2012
Domestic Coke Sales Volumes	1,047	1,077	4,263	4,345	(30)	(82)
Coal Sales Volumes	389	371	1,652	1,500	18	152
Total Revenues	$399.6	$491.4	$1,647.7	$1,914.1	($91.8)	($266.4)
Operating Income	$30.9	$44.3	$111.3	$173.7	($13.4)	($62.4)
Net Income Attributable to Shareholders	$11.0	$27.6	$25.0	$98.8	($16.6)	($73.8)
Diluted Earnings Per Share	$0.16	$0.39	$0.36	$1.40	($0.23)	($1.04)
Coke Adjusted EBITDA (1)	$70.1	$72.7	$260.2	$261.3	($2.6)	($1.1)
Coal Adjusted EBITDA (2)	($8.9)	$6.0	($18.7)	$33.4	($14.9)	($52.1)
Coal Logistics Adj. EBITDA (2)	$4.0	-	$4.7	-	$4.0	$4.7
Corporate/Other	($5.5)	($8.9)	($31.1)	($29.0)	$3.4	($2.1)
Adjusted EBITDA (2)	$59.7	$69.7	$215.1	$265.7	($10.0)	($50.6)

(1) Coke Adjusted EBITDA includes Domestic Coke and Brazil and India Coke segments.
(2) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix.

Adj. EBITDA down 14% and 19% for Q4 '13 and FY '13, respectively

- Q4 Domestic Coke business impacted by
  - Weak Indiana Harbor results
  - Coke quality claim accrual had $2.5M unfavorable impact
- Q4 coal weakness driven by decline in coal prices, partially offset by lower cash costs
  - Also impacted by unfavorable $2.3M mark-to-market adjustment and $1.0M Black Lung liability adjustment

SXC Q4 2013 Earnings Call

4

Adjusted EBITDA(1) Bridge – Q4 ‘12 to Q4 ‘13

Adjusted EBITDA impacted by coal business headwinds and disappointing Indiana Harbor performance

($ in millions)

$3.1

$4.0

Coke ($9.0)

quality $3.4

claim ($14.9)

accrual India JV

($2.5M) Lower $2.2M performance $3.4 $69.7 ($8.1M)

Contract Black Lung renewal $3.3M liability

Q4 2012 billing $59.7 benefit adjustment $4.4M

($4.2M)

Q4 2012 Domestic Indiana International Coal Coal Corporate Q4 2013 Adjusted Coke Harbor Coke (2) Logistics Mining Costs Adjusted

(1)	(1)

EBITDA (excl. Indiana EBITDA Harbor)

(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix. (2) Includes Brazil Coke and India Coke.

SXC Q4 2013 Earnings Call

5

Adjusted EBITDA(1) Bridge – FY ‘12 to FY ‘13

Adjusted EBITDA impacted by coal business headwinds and disappointing Indiana Harbor performance

($ in millions)

$9.6

($15.8) $4.7

Coke $5.1 quality claim

Lower accrual performance ($52.1)

($2.5M)

($14.9M)

Contract $265.7 renewal $3.3M

Q4 2012 billing adjustment ($2.1 )

($4.2M)

$49/ton lower coal prices $215.1

$19/ton cash cost decrease

FY 2012 Domestic Indiana International Coal Coal Corporate FY 2013 Adjusted Coke Harbor Coke (2) Logistics Mining Costs Adjusted

(1)	(1)

EBITDA (excl. Indiana EBITDA Harbor)

(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix. (2) Includes Brazil Coke and India Coke.

SXC Q4 2013 Earnings Call

6

Adjusted EBITDA(1) vs. 2013 Initial Guidance

Coal Mining and Indiana Harbor underperformed in quarter and year, offset by strong results in rest of Domestic Coke business

($ in millions)

$11.3

($12.7)

$4.7

$0.1

Haverhill & ($11.2) Middletown Adj. outperformed EBITDA $5.4

~$3M in $217.5 FY 2013

FY 2013 ($18.7M) $215.1 vs. ($7.5M) guidance midpoint

FY 2013 Domestic Indiana International Coal Coal Corporate FY 2013A

(1)	(2) (1)

Adj. EBITDA Coke Harbor Coke Logistics Mining Costs Adj. EBITDA Guidance (excl. Indiana midpoint Harbor)

(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix. (2) Includes Brazil Coke and India Coke.

SXC Q4 2013 Earnings Call

7

Diluted EPS Bridges

EPS impacted by weak coal results, higher depreciation costs and income attributable to SXCP, partly offset by lower taxes

Q4 2012 to Q4 2013 FY 2012 to FY 2013

($0.16)

($0.70)

$0.05

($0.03)

($0.09)

$0.39 $1.40

($0.22) $0.24

Indiana ($0.30)

Harbor: ($0.06)

Attributable to

($0.02) SXCP public

Coal Logistics: unitholders: Indiana

($0.02) ($0.10) $0.16 Harbor accel.: Attributable to

($0.14) SXCP public

Coal Logistics: unitholders: $0.36

($0.03) ($0.35)

Q4 2012 EBITDA & D&A Taxes Net Income Q4 2013 EPS FY 2012 EBITDA & D&A Taxes Net Income Interest FY 2013 EPS India JV Attributable Attributable EPS India JV Attributable Expense EPS attributable to NCI to SXC attributable to NCI attributable to SXC to SXC to SXC

SXC Q4 2013 Earnings Call

8

Domestic Coke Business Summary

Achieved Adjusted EBITDA per ton of $54 in Q4 2013 and $57 in FY 2013

Domestic Coke Production

(thousands of tons)

1,082 1,051 1,081 1,081 1,056

153 152 158 153 154

173 167 171 176 172

291 290 297 295 291

294 264 276 273 255

171 178 176 184 184

Q4 ‘12 Q1 ‘13 Q2 ‘13 Q3 ‘13 Q4 ‘13

Jewell Indiana Harbor Haverhill Granite City Middletown

Coke Sales by Customer

(thousands of tons)

ArcelorMittal AK Steel U.S. Steel Other

1,077 1,058 1,074 1,084 1,047

13

25

598 587 591 604 557

305 303 312 291 293

174 168 171 176 172

Q4 ‘12 Q1 ‘13 Q2 ‘13 Q3 ‘13 Q4 ‘13

SXC Q4 2013 Earnings Call

Domestic Coke Adjusted EBITDA(1) Per Ton

($ in millions, except per ton amounts)

$ 58 (2) $ 59 /ton (3)

/ton $ 58 /ton $ 57 /ton $ 54 /ton

$62 $61 $61 $64

$57

Q4 ‘12 Q1 ‘13 Q2 ‘13 Q3 ‘13 Q4 ‘13

Adjusted EBITDA Adjusted EBITDA/ton

(1) For a definition of Adjusted EBITDA and Adjusted EBITDA/Ton and reconciliations, see appendix. (2) Includes $4.2 million favorable adjustment at Indiana Harbor due to settlement of 2011 billing review.

(3)	Includes coke quality claim accrual of $2.5 million.

India Coke

Capacity utilization, coke production and earnings improved as we finished year

Visa SunCoke Q2’13 Q3’13 Q4’13 FY’13

Coke Production Volumes (000s short tons) 69 93 107 269

Coke Sales Volumes (000s short tons) 52 97 108 257

Capacity Utilization (%) 63% 84% 95% 79%

EBITDA attributable to SXC (1) ($ million) $0.8 ($2.1) $2.2 $0.9

EBITDA $/ton (excluding FX impact) (1) $31 $6 $25 $19

FX impact $/ton — ($51) $16 ($11)

Earnings (Loss) from equity method investment ($0.2) ($2.3) $0.3 ($2.2)

(1)	Represents SunCoke’s 49% share in Visa SunCoke.

SXC Q4 2013 Earnings Call

Improving operating trends with EBITDA of $2.2M in

Q4 ’13

FX hedging program and trade credit facilities now in place

India coke market fundamentals have stabilized, but remain weak

Focused on improving profitability and cash flow from business

Coal Mining Financial Summary

Coal Mining Adjusted EBITDA[1] and Avg. Sales Price/Ton[2]



($ in millions, except per ton amounts)
$166
$144 (3)
$121
$127
$118 (4)
$114
$123
$120
← cost → $133 (5)
← price → $118
$16
$6
($12)
($5)
($6)
($3)
($6)
($3)
($23)
($9)
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Coal Adjusted EBITDA
Coal Adj EBITDA / ton
Average Sales Price
Coal Cash Cost / ton

Coal Sales, Production and Purchases

	Q4 '12	Q1 '13	Q2 '13	Q3 '13	Q4 '13
Coal Sales	371	373	457	433	390
Coal Production	351	349	367	350	275
Purchased Coal	9	18	91	110	115
Reject Rate (%)	66	66	70	70	70

(1) For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2) Avg. Sales Price is weighted avg. price for all sales, including to affiliates and Jewell Coke.
(3) Excludes Black Lung liability charge of $0.8 million and accrued potential fines and penalties of $1.5 million.
(4) Excludes the benefit of a $0.4 million decline in accrued potential fines and penalties.
(5) Excludes Black Lung liability charge of $1.7 million and charges for accrued potential fines and penalties of $0.2 million.

Q4 2013 Adjusted EBITDA down $14.9 million YOY

- Driven by ~$48 per ton decline in average price, partially offset by $11 reduction in cash cost per ton[5]
- Mark-to-market inventory adjustment ($2.3M) and Black Lung liability ($1.0M)
- Q4 sequential results impacted by
  - Production decline driven by challenging geology at Revelation and 9 fewer working days in quarter

FY 2013 Adjusted EBITDA of ($18.7) million

- Impacted by lower prices, lower production and higher reject rates
- Cash cost per ton down $19 to $126 in FY '13

Continue to expect 2014 Coal Adj. EBITDA of ($20M) – ($30M)

11

SXC Liquidity Position

Ended quarter with strong cash position and revolver availability

($ in millions)

$19.5

$25.5

$268.8 $18.7

Includes: ($134.7)

AK extended payment $233.6

$78.5 Attributable to terms: ($20.7M) SXCP

SXCP Timing of payables: $35.8 $46.3 Revolver

$27.1M Availability:

Interest Payable: $10.4M Includes: $109M

SXCP revolver

proceeds:

Includes: $40.0M SXC

$190.3 KRT Distribution to $187.3 Revolver

Acquisition: SXCP unitholders: Availability:

($84.7M) ($5.8M) $148M

Q3 2013 Q4 2013 Depreciation, Working Capital Financing Q4 2013

Cash Balance Net Income Depletion & Capital, Expenditures Activities Cash Balance

Amortization Deferred & Investments

Taxes & Other

SXC Q4 2013 Earnings Call

2014 GUIDANCE

SXC Q4 2013 Earnings Call

Consolidated Guidance Summary

Reaffirm FY 2014 earnings guidance, although expect Q1 to be challenged by impact of severe weather in January

Metric	2014 Guidance	
Adjusted EBITDA [1] Consolidated Attributable to SXC	 $230 – $255 million $183 – $203 million	
EPS Attributable to SXC Shareholders (diluted)	$0.35 – $0.60	
Cash Flow from Operations	~$170 million	
Capital Expenditures	~$117 million	Prior: ~$110M
Investments	n/a	
Effective Tax Rate	20% – 26%	
Cash Tax Rate	10% – 18%	Prior: 16% - 22%
Domestic Coke Production	~4.3 million tons	
Coal Production	~1.3 million tons	

(1) Please see appendix for a definition of Adjusted EBITDA.

SXC Q4 2013 Earnings Call

14

Strategic Considerations

Expiration of restructuring provisions in tax sharing agreement expands strategic and structuring flexibility

Domestic Coke Business Coal Mining Business

Engaged key advisors Evaluating strategic options with Board

Analysis underway to assess potential dropdowns to SXCP Continuing to drive productivity

Expect to review with Board in coming weeks

Will provide status update at March Investor Day

SXC Q4 2013 Earnings Call

2014 Priorities

Operations Excellence

Sustain high-level of operating performance and maintain top quartile safety performance in coke and coal

Execute environmental remediation project

Stabilize India JV and generate cash flow

Drive mining efficiency gains to lower costs

Drive Growth

Complete Indiana Harbor refurbishment and ramp-up production

Obtain final permit for new coke plant and seek customer commitments

Leverage SXCP to pursue further opportunities in cokemaking, coal logistics and entry into ferrous value chain

Optimize Business and Capital Structure

Complete evaluations of coke asset dropdowns to SXCP and coal mining strategic alternatives

Execute on Board approved plans

SXC Q4 2013 Earnings Call

QUESTIONS

SXC Q4 2013 Earnings Call

Investor Relations: 630-824-1907 www.suncoke.com

APPENDIX

SXC Q4 2013 Earnings Call

Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to our equity method investment. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s net assets and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.

EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.

Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold

SXC Q4 2013 Earnings Call

Reconciliation from Net Income to Adjusted EBITDA

$ in millions

FY 2013 Q4 2013 Q3 2013 Q2 2013 Q1 2013 FY 2012 Q4 2012 Q3 2012 Q2 2012 Q1 2012

Net Income 50.1 18.7 12.3 12.7 6.4 102.5 29.0 32.9 24.0 16.6

Add: Depreciation, depletion and

amortization 96.0 25.5 23.2 23.4 23.9 80.8 23.3 18.9 20.2 18.4

Add: Interest expense, net 52.3 12.3 12.1 12.1 15.8 47.8 11.8 12.2 11.8 12.0

Add: Income Tax 6.7 0.2 0.6 1.1 4.8 23.4 3.5 7.6 7.0 5.3

EBITDA 205.1 56.7 48.2 49.3 50.9 254.5 67.6 71.6 63.0 52.3

Add: Sales discount 6.8 1.1 2.2 2.1 1.4 11.2 2.1 2.1 3.8 3.2

Add: Adjustment to

unconsolidated affiliate earnings 3.2 1.9 0.3 1.0 ————— -

Adjusted EBITDA 215.1 59.7 50.7 52.4 52.3 265.7 69.7 73.7 66.8 55.5

Adjusted EBITDA attributable to

noncontrolling interests (41.2) (12.2) (9.9) (10.7) (8.4) (3.0) (1.5) (1.1) (0.9) 0.5

Adjusted EBITDA attributable to

SXC 173.9 47.5 40.8 41.7 43.9 262.7 68.2 72.6 65.9 56.0

SXC Q4 2013 Earnings Call

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per ton

$ in millions, except per ton data	Domestic Coke	Brazil Coke	India Coke [(1)]	Coal Mining	Coal Logistics	Corporate	Combined
FY 2013							
Adjusted EBITDA	243.2	16.1	0.9	(18.7)	4.7	(31.1)	**215.1**
Sales Volume (thousands of tons)	4,263	876	126	1,652	3,785		
Adjusted EBITDA per Ton	**57.05**	**18.38**	**7.14**	**(11.32)**	**1.24**		
Q4 2013							
Adjusted EBITDA	56.5	11.4	2.2	(8.9)	4.0	(5.5)	**59.7**
Sales Volume (thousands of tons)	1,047	222	53	389	3,649		
Adjusted EBITDA per Ton	**53.96**	**51.35**	**41.50**	**(22.88)**	**1.10**		
Q3 2013							
Adjusted EBITDA	64.3	1.5	(2.1)	(2.6)	0.7	(11.1)	**50.7**
Sales Volume (thousands of tons)	1,084	221	47	433	136		
Adjusted EBITDA per Ton	**59.32**	**6.79**	**(44.68)**	**(6.00)**	**5.15**		
Q2 2013							
Adjusted EBITDA	61.3	1.6	0.8	(2.6)	N/A	(8.7)	**52.4**
Sales Volume (thousands of tons)	1,074	217	26	457	N/A		
Adjusted EBITDA per Ton	**57.08**	**7.37**	**30.77**	**(5.69)**	**N/A**		
Q1 2013							
Adjusted EBITDA	61.1	1.6	N/A	(4.6)	N/A	(5.8)	**52.3**
Sales Volume (thousands of tons)	1,058	216	N/A	367	N/A		
Adjusted EBITDA per Ton	**57.75**	**7.41**	**N/A**	**(12.53)**	**N/A**		
Q4 2012							
Adjusted EBITDA	62.4	10.2	N/A	6.0	N/A	(8.9)	**69.7**
Sales Volume (thousands of tons)	1,077	239	N/A	370	N/A		
Adjusted EBITDA per Ton	**57.94**	**42.68**	**N/A**	**16.22**	**N/A**		

(1) Represents SunCoke's 49% share in Visa SunCoke production and results.

SXC Q4 2013 Earnings Call

22

SXC 2013 Guidance Summary

2013 Initial 2013 Guidance

Metric 2013 Actual

Guidance (as of Dec 2013)

Adjusted EBITDA(1)

Consolidated $205 – $230M $215 – $230M $215.1M

Attributable to SXC $165 – $190M $175 – $188M $173.9M

EPS Attributable to SXC

$0.30 – $0.55 $0.35 – $0.55 $0.36

Shareholders (diluted)

Cash Flow from ~$140M ~$120M(2) $151.3M

Operations

Capital Expenditures ~$200M $144M $145.6M

Investments n/a $183M $181M

Effective Tax Rate 7% – 14% 14% – 20% 11.4%

Cash Tax Rate 12% – 20% 12% – 20% 25.9%

Domestic Coke

4.3M+ tons ~4.3M tons 4.27M tons

Production

Coal Production ~1.4M tons ~1.4M tons 1.34M tons

(1)	Please see page 21 for a reconciliation of 2013A Adjusted EBITDA.

(2) Reflects ~$30 million of sales discounts paid to customers (of which ~$12million was pre-funded at SXCP with IPO proceeds) and ~$21 million higher receivables due to extended payment terms with AK Steel.

SXC Q4 2013 Earnings Call

Expected 2014 EBITDA Reconciliation

2014E 2014E

(in millions) Low High

Net Income $53 $71

Depreciation, depletion and amortization 105 100

Interest expense, net 55 53

Income tax expense 13 24

EBITDA $226 $248

Sales discounts – –

Adjustment to unconsolidated affiliate earnings(1) 4 7

Adjusted EBITDA $230 $255

EBITDA attributable to noncontrolling interests(2) (47) (52)

Adjusted EBITDA attributable to SXC $183 $203

(1)	Represents SXC share of India JV interest, taxes and depreciation expense.
(2)	Represents Adjusted EBITDA attributable to SXCP public unitholders and to DTE Energy’s interest in Indiana Harbor.

SXC Q4 2013 Earnings Call

Capital Expenditures & Investments

Consolidated Capex

($ in millions) 2013A 2014E(1)

On-Going (2) $48 $50

Environmental Project $28 $41

Indiana Harbor

$66 $20

Refurbishment

Coal Logistics & Other $4 $6

Total CapEx $146 $117

Investments $181 -

Total CapEx &

$327 $117

Investments

(1) Does not include spending to initiate construction of potential new coke plant (~$30M) or potential new coal prep plant ($30-$60M).

(2) In 2013, includes $28M in coke ongoing capex and $20M in coal. In 2014, includes $36M in coke ongoing capex and $14M in coal.

SXC Q4 2013 Earnings Call